INVESTOR UPDATE Fourth Quarter 2024

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 27 Yrs Banking: 27 Yrs FMB: 9 Yrs Banking: 21 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 17 Yrs Banking: 36 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 17 Yrs Banking: 35 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 12/31/2024 $18.3 Billion $12.9 Billion $14.5 Billion $5.8 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.09% 8.81% 13.71% 3.48% 1.49x 11.7x Market Cap $2.3B Largest financial services holding company headquartered in Central Indiana 110 Banking Centers 4 *Excludes custody of $2.5 Billion, includes Assets Under Management of $3.9 Billion Illinois Branch Sale Sale of five Illinois branches closed December 6, 2024.

Highlights 5 ▪ EPS of $1.001,2 when adjusted for non-core items compared to core EPS of $0.901,2 in 4Q23 ▪ PTPP income growth of 4% and positive operating leverage over linked quarter ▪ Strong loan growth of $185.6 million or 5.9% annualized 11.05% ROE 16.75% ROTCE2 ROE & ROTCE (Annualized) $64 Million $1.10 Per Share Net Income & EPS1 1.39% ROA 1.75% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Fourth Quarter Year-to-Date 8.86% ROE 13.71% ROTCE2 ROE & ROTCE (Annualized) $200 Million $3.41 Per Share Net Income & EPS1 1.09% ROA 1.47% PTPP ROA2 ROA (Annualized) ▪ Repurchased 1,648,466 shares totaling ~$56.2 million; redeemed $65 million of sub debt ▪ Completed five major technology initiatives ▪ Grew net interest income and margin ▪ Strong capital position with tangible common equity ratio of 8.81% ▪ Exited Chicago market with the sale of five Illinois branches and certain loans and deposits with proceeds used to offset losses related to partial bond portfolio restructuring in Q3 & Q4 ▪ EPS of $3.471,2 when adjusted for non-core items compared to core EPS of $3.981,2 in prior year ▪ Annualized loan growth of 2.9%

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights - Loans


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.5B
Loans: $2.8B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.0B
Loans: $2.2B
MICHIGAN
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.6B
Loans: $2.0B
OHIO
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.8B
Loans: $4.5B
Columbus
Columbus MSA Rank: 14
Deposits: $0.6B
Loans: $1.4B
INDIANA

MSA and County ranking data per FDIC

[1]Commercial includes Public Finance, Consumer includes Private Wealth, Mortgage, and Small Business

First Merchants Corporation
Helping you prosper

Loan Growth Summary[1]

	4Q24 Balance ($B)	Growth
Commercial	**9.7**	**6.2%**
Consumer	**3.0**	**6.0%**
Total Loan Growth QTD		**5.9%**
Total Loan Growth YTD		**2.9%**

Commercial

- Commercial growth rebounded during the quarter ~$148 million
  - C&I annualized growth was 3% or ~$66 million
  - IRE annualized growth was 20% or ~$82 million
- YTD Commercial loan growth was 3% or ~$256 million
  - YTD C&I growth was 4% or ~$316 million
  - YTD IRE declined 3% or ~$61 million
- Commercial pipelines remained strong at year end for both C&I and IRE.

Consumer

- Consumer growth continued during the 4th quarter ~$44mm
  - Private Banking annualized growth was 9% or ~$22 million
  - Residential Mortgage growth was 2% or ~$10 million
- YTD Consumer loan growth was 4% or ~$125 million
  - HELOC and Small Business growth was 7% or ~$36 million
  - Residential Mortgage growth was 3% or ~$65 million
- Consumer pipeline remained strong at year end for Private Wealth, Mortgage, and Small Business

7

Business Highlights - Deposits


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.5B
Loans: $2.8B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.0B
Loans: $2.2B
MICHIGAN
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.6B
Loans: $2.0B
OHIO
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.8B
Loans: $4.5B
Columbus
Columbus MSA Rank: 14
Deposits: $0.6B
Loans: $1.4B
INDIANA

MSA and County ranking data per FDIC

[1]Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage

[2]Adjusted for $267.4 million of deposits sold as part of the Illinois branch sale on December 6, 2024

Deposit Growth Summary [1,2]

	4Q24 Balance ($B)	Growth
Commercial	7.3	2.7%
Consumer	5.9	-22.4%
Total Deposit Growth QTD		4.4%
Total Deposit Growth YTD		-0.2%

Commercial

- Commercial deposits grew during the quarter ~$50 million
  - Non-Public Funds annualized growth was 2.0% or ~$27 million
  - Public Funds growth was 3% or ~$23 million
- YTD Commercial deposits declined by 1% or ~$93 million
  - Non-Public Funds growth was 1% or ~$87 million
  - Public Funds decline was 6% or ~$181 million

Consumer

- Consumer deposits declined during the quarter ~$348 million
  - Maturity deposit decline was ~$346 million
- YTD Consumer deposits declined by ~$312 million
  - Non-Maturity deposit growth was ~$127 million
  - Maturity deposit decline was ~$439 million

First Merchants Corporation
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8

Fourth Quarter Financial Results

($M except per share data)

		For the Three Months Ended,					Variance Linked Quarter	% Variance Linked QTR-Annualized
		12/31/23	3/31/24	6/30/24	9/30/24	12/31/24		
	Balance Sheet & Asset Quality							
1.	Total Assets	$18,309.5	$18,317.8	$18,303.4	$18,347.6	$18,312.0	($35.6)	-0.8%
2.	Total Loans	12,505.0	12,480.7	12,671.9	12,687.5	12,873.0	185.6	5.9%
3.	Investments	3,811.4	3,783.6	3,753.1	3,662.1	3,460.7	(201.5)	-22.0%
4.	Deposits	14,821.5	14,884.6	14,569.1	14,365.1	14,521.6	156.5	4.4%
5.	Total Equity	2,247.7	2,224.8	2,212.5	2,302.4	2,305.0	2.6	0.5%
6.	TCE Ratio	8.40%	8.32%	8.27%	8.76%	8.81%	0.05%	
7.	Total RBC Ratio	13.67	13.34	12.95	13.18	13.31	0.13	
8.	ACL / Loans	1.64	1.64	1.50	1.48	1.50	0.02	
9.	NCOs / Avg Loans	0.10	0.07	1.26	0.21	0.02	-0.19	
10.	NPAs + 90PD / Assets	0.32	0.38	0.37	0.43	0.46	0.03	
	Summary Income Statement							
11.	Net Interest Income	$130.1	$127.1	$128.6	$131.1	$134.4	$3.3	2.5%
12.	Provision for Credit Losses	1.5	2.0	24.5	5.0	4.2	(0.8)	
13.	Noninterest Income	26.4	26.6	31.3	24.9	42.7	17.9	71.5%
14.	Noninterest Expense	108.1	96.9	91.4	94.6	96.3	1.7	1.8%
15.	Pre-tax Income	46.9	54.8	44.0	56.4	76.6	20.2	35.8%
16.	Provision for Taxes	4.4	6.8	4.1	7.2	12.2	5.0	69.4%
17.	Net Income	42.5	48.0	39.9	49.2	64.4	15.2	30.9%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	42.0	47.5	39.4	48.7	63.9	15.2	31.2%
20.	ROAA	0.92%	1.04%	0.87%	1.07%	1.39%	0.32%	
21.	ROAE	7.89	8.47	7.16	8.66	11.05	2.39	
22.	ROTCE	12.75	13.21	11.29	13.39	16.75	3.36	
23.	Net Interest Margin	3.16	3.10	3.16	3.23	3.28	0.05	
24.	Efficiency Ratio	63.26	59.21	53.84	53.76	48.48	-5.28	
	Per Share							
25.	Earnings per Diluted Share	$0.71	$0.80	$0.68	$0.84	$1.10	$0.26	
26.	Tangible Book Value per Share	25.06	25.07	25.10	26.64	26.78	0.14	
27.	Dividend per Share	0.34	0.34	0.35	0.35	0.35	0.00	
28.	Dividend Payout Ratio	47.9%	42.5%	51.5%	41.7%	31.8%	-9.8%	

4Q24 Highlights

- **53.60% Adjusted Efficiency Ratio[1]**
- **Net interest income increased $3.3 million** due to lower funding costs and favorable balance sheet mix changes
- **Noninterest income increased $17.9 million** which includes a $20 million gain on Illinois branch sale, offset by an increase in realized losses on securities of $2.5 million over prior quarter
- **TCE Ratio increased 0.05% to 8.81%**
- **$26.78 Tangible Book Value per share**, an increase of $0.14 from prior quarter

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

Year-to-Date Financial Results

($M except per share data)	For the Year Ended December 31, 2022	2023	2024	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$18,002.2	$18,405.9	$18,312.0	($93.9)	-0.5%
2. Total Loans	12,013.0	12,505.0	12,873.0	368.1	2.9%
3. Investments	4,263.8	3,811.4	3,460.7	(350.7)	-9.2%
4. Deposits	14,382.7	14,821.5	14,521.6	(299.8)	-2.0%
5. Total Equity	2,034.8	2,247.7	2,305.0	57.3	2.5%
6. TCE Ratio	7.31%	8.40%	8.81%	0.41%	
7. Total RBC Ratio	13.08	13.67	13.31	-0.36	
8. ALLL / Loans	1.86	1.64	1.50	-0.14	
9. NCOs / Avg Loans	0.02	0.21	0.39	0.18	
10. NPAs + 90PD / Assets	0.28	0.32	0.46	0.14	
Summary Income Statement					
11. Net Interest Income	$520.2	$545.4	$521.1	($24.3)	-4.5%
12. Provision for Credit Losses	16.8	3.5	35.7	32.2	
13. Noninterest Income	107.9	105.6	125.6	20.0	18.9%
14. Noninterest Expense	355.7	388.3	379.3	(9.0)	-2.3%
15. Pre-tax Income	255.7	259.2	231.7	(27.5)	-10.6%
16. Provision for Taxes	33.6	35.4	30.3	(5.1)	-14.4%
17. Net Income	222.1	223.8	201.4	(22.4)	-10.0%
18. Preferred Stock Dividends	1.4	1.9	1.9	0.0	
19. Net Income Available to Common Stockholders	220.7	221.9	199.5	(22.4)	-10.1%
20. ROAA	1.29%	1.23%	1.09%	-0.14%	
21. ROAE	11.19	10.43	8.86	-1.57	
22. ROTCE	18.12	16.76	13.71	-3.05	
23. Net Interest Margin	3.41	3.35	3.19	-0.16	
24. Efficiency Ratio	53.20	55.17	53.55	-1.62	
Per Share					
25. Earnings per Diluted Share	$3.81	$3.73	$3.41	($0.32)	
26. Tangible Book Value per Share	21.45	25.06	26.78	1.72	
27. Dividend per Share	1.25	1.34	1.39	0.05	
28. Dividend Payout Ratio	32.8%	35.9%	40.8%	4.8%	

Year-to-Date Highlights

- **54.51% Adjusted Efficiency Ratio[1]**
- **Net interest income declined 4.5% from prior year** due to increased funding costs offsetting earning asset income growth
- **Noninterest income increased $13.8 million** after eliminating non-core items; increase is due to higher gains on sale of mortgage loans, wealth management fees, service charges, and CRA investment income
- **TCE Ratio increased to 8.81%,** an increase of 0.41% over prior year
- **Tangible Book Value per share totaled $26.78,** an increase of $1.72 over prior year

[1]See "Non-GAAP Financial Information" for reconciliation

First Merchants Corporation
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10

▪ Net unrealized AFS Loss of $238.4 million ($189.2 M prior Q) ▪ Net unrealized HTM Loss of $351.0 million ($286.0 M prior Q) Investment Portfolio Highlights 11 4Q24 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.5B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 4Q 2023 $2.3 million loss ▪ 1Q 2024 none ▪ 2Q 2024 none ▪ 3Q 2024 $9.1 million loss ▪ 4Q 2024 $11.6 million loss Unrealized Losses▪ Effective duration of 6.3 years ▪ Cash flow of $270 million in the next 12 months / ~2.22% yield ▪ AA rated municipal bond portfolio ▪ ~55% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 $3.8 $3.8 $3.8 $3.7 $3.5 2.56% 2.58% 2.61% 2.63% 2.67% 4Q23 1Q24 2Q24 3Q24 4Q24 Investments ($B) Yield on Investments (%) Municipal Bonds 56% Mortgage- Backed Securities 26% Collateralized Mortgage Obligations 5% U.S. Agencies 12% Corporate Obligations 1%

Loan Portfolio Highlights 12 4Q24 Loan Composition Yield on Loans (%) / Total Loans ($B) $12.9B Total 4Q24 Portfolio by Yield Type Highlights Total loan rate mix as of 4Q24 • $8.8 billion variable rate • $4.1 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Total loan yield of 6.55% ▪ New/renewed loan yields averaged 7.12% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 31.9% Commercial Real Estate Owner-Occupied 9.0% Commercial Real Estate Non-Owner Occupied 17.7% Construction Land & Land Development 6.2% Agricultural Land & Production 2.0% Public Finance/Other Commercial 8.2% Residential Mortgage 18.6% Home Equity 5.1% Other Consumer 1.3% Fixed Rate 32% Prime-Based 12% Other Variable Rates 8% SOFR-Based 48% $12.5 $12.5 $12.7 $12.7 $12.9 6.71% 6.68% 6.72% 6.86% 6.55% 4Q23 1Q24 2Q24 3Q24 4Q24 Total Loans ($B) Yield on Loans (%)

$223,277 $204,934 $192,757 $7,300 $37,200 $25,643 $49,377 ACL - Loans 12/31/2022 Net Charge-offs 2023 Provision Exp. 2023 ACL - Loans 12/31/2023 Net Charge-offs 2024 YTD Provision Exp. 2024 YTD ACL - Loans 12/31/2024 Increase Decrease Allowance for Credit Losses - Loans 13 4Q24 Allowance for Credit Losses - Loans Highlights Change in ACL – Loans $204.9 $204.7 $189.5 $187.8 $192.8 1.64% 1.64% 1.50% 1.48% 1.50% 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance Allowance to Loans ▪ $4.2 million Q4 provision expense ▪ $5.7 million provision recorded for ACL – Loans ▪ $1.5 million reserve reduction for unfunded commitments ▪ The reserve for unfunded commitments totals $18.0 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $17.4 million inclusive of credit and interest rate marks

Deposit Portfolio Highlights 14 4Q24 Deposit Composition Highlights $14.5B Total 1Total brokered deposits of $956 million, which includes brokered CDs of $284 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 16% noninterest bearing • 37% of total deposits yield 0 to 5 bps ▪ Rate paid on interest-bearing deposits declined 31 bps to 2.89% ▪ Insured 70.6% / Uninsured 29.4% ▪ Average deposit account balance of $35,000 1 Demand Deposits 55% Savings Deposits 31% Certificates & Time Deposits > $100k 7% Certificates & Time Deposits < $100k 5% Brokered Certificates of Deposits 2% $14.8 $14.9 $14.6 $14.4 $14.5 2.58% 2.64% 2.66% 2.69% 2.43% 4Q23 1Q24 2Q24 3Q24 4Q24 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 15 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion 4Q23 1Q24 2Q24 3Q24 4Q24 1. Net Interest Income - FTE ($millions) 135.9$ 132.9$ 134.4$ 137.0$ 140.2$ 2. Fair Value Accretion 1.7$ 1.4$ 1.5$ 1.4$ 1.4$ 3. Adjusted Net Interest Income - FTE 1 134.2$ 131.5$ 132.9$ 135.6$ 138.8$ 4. Tax Equivalent Yield on Earning Assets 5.64% 5.65% 5.69% 5.82% 5.63% 5. Interest Expense/Average Earning Assets 2.48% 2.55% 2.53% 2.59% 2.35% 6. Net Interest Margin 3.16% 3.10% 3.16% 3.23% 3.28% 7. Fair Value Accretion Effect 0.04% 0.03% 0.03% 0.04% 0.03% 8. Adjusted Net Interest Margin 1 3.12% 3.07% 3.13% 3.19% 3.25% $135.9 $132.9 $134.4 $137.0 $140.2 3.16% 3.10% 3.16% 3.23% 3.28% 4Q23 Q24 2Q24 3Q24 4Q24 Net Interest Income - FTE ($millions) Net Interest Margin

Noninterest Income Highlights 16 4Q24 Noninterest Income Detail ($M) $42.7M Total Noninterest Income Trends Fee Income / Revenue Highlights ▪ Customer-related fees totaling $29.4 million for 4Q24, decreased slightly from $29.8 million in 3Q24 ▪ Non-customer related fees increased $18.4 million due to a $20 million gain recorded on the Illinois branch sale, offset by an increase in realized losses on sales of securities of $2.5 million over prior quarter Customer-Related Fees ($M) $8.2 $8.2 $8.8 $8.5 $8.7 $4.1 $3.3 $5.1 $6.8 $5.7 $7.7 $7.9 $8.2 $8.4 $8.1 $4.4 $4.5 $4.7 $5.1 $5.0 $1.3 $0.6 $1.0 $1.0 $1.9 $25.7 $24.5 $27.8 $29.8 $29.4 4Q23 1Q24 2Q24 3Q24 4Q24 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees 16.3% 16.7% 18.9% 15.4% 23.4% Wealth Management $8.7 13% Gain on Sale of Loans $5.7 9% Service Charges $8.1 12% Card Payment Fees $5.0 8% Loss on Sale of Securities ($11.6) -18% Gain on Branch Sale $20.0 30% Derivative Hedge Fees $1.6 2%BOLI $2.2 3% Other Customer Fees $0.3 1%Other $2.7 4%

Salary & Benefits $55.4 57% Premises & Equipment $14.4 15% Outside Data Processing $6.0 6% Professional & Other Outside Services $3.8 4% Intangible Asset Amortization $1.8 2% Marketing $2.6 3% FDIC Expense $3.7 4% Other $8.6 9% 63.26% 59.21% 53.84% 53.76% 48.48% $60.9 $58.3 $52.2 $55.2 $55.4 $15.2 $13.5 $13.3 $13.9 $14.4 $5.9 $6.9 $7.1 $7.2 $6.0 $26.1 $18.2 $18.8 $18.3 $20.5 $108.1M $96.9M $91.4M $94.6M $96.3M 4Q23 1Q24 2Q24 3Q24 4Q24 Salary & Benefits Premises & Equipment Outside Data Processing Other Noninterest Expense Highlights 17 4Q24 Noninterest Expense Detail $96.3M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Increase over 3Q24 of $1.7 million driven by higher marketing costs and other one-time operating expenses 14Q23, 1Q24, & 4Q24 Efficiency Ratio excluding non-core expenses and IL branch sale, see “Non- GAAP Financial Information” for reconciliation 55.56%1 57.03%1 53.60%1

Capital Ratios 18 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ TCE increased over 3Q24 due to strong earnings growth ▪ Capital ratios reflect $65 million of sub debt redemption and $56.2 million of stock buyback during 2024 Highlights 8.40% 8.32% 8.27% 8.76% 8.81% 4Q23 1Q24 2Q24 3Q24 4Q24 TCE Ratio Target TCE (8.00%) 13.67% 13.34% 12.95% 13.18% 13.31% 4Q23 1Q24 2Q24 3Q24 4Q24 TRBC Ratio Target TRBC Ratio (12.50%) 11.35% 11.25% 11.02% 11.25% 11.43% 4Q23 1Q24 2Q24 3Q24 4Q24 CET 1 Ratio Target CET1 Ratio (10.00%)

Loan Portfolio

Loan Portfolio Trends ($M)

	4Q23	1Q24	2Q24	3Q24	4Q24
1. C&I - Regional Banking	$ 2,876	$ 2,910	$ 3,132	$ 3,201	$ 3,349
2. C&I - Sponsor Finance	795	813	818	841	766
3. CRE Owner Occupied	1,162	1,138	1,174	1,155	1,158
4. Total C&I Loans	**4,833**	**4,861**	**5,124**	**5,197**	**5,273**
5. Construction/Land/Land Dev.	958	942	823	815	792
6. CRE Non-Owner Occupied	2,401	2,368	2,324	2,254	2,274
7. Total CRE NOO Loans	**3,358**	**3,310**	**3,147**	**3,069**	**3,066**
8. Agricultural	263	234	240	239	256
9. Public Finance/Other Commercial	956	965	965	982	1,059
10. Total Commercial Loans	**9,411**	**9,370**	**9,476**	**9,487**	**9,654**
11. Residential Mortgage	2,304	2,331	2,403	2,397	2,389
12. Home Equity	618	618	631	641	660
13. Other Consumer	172	162	162	163	170
14. Total Resi Mortgage & Consumer	**3,094**	**3,111**	**3,196**	**3,201**	**3,219**
15. Total Loans	**$12,505**	**$12,481**	**$12,672**	**$12,688**	**$12,873**

4Q24 Highlights

- **Strong 5.9% C&I and Total Loan growth**
- **Robust Public Finance activity driven by market dynamics**
- **Ample Real Estate Lending Capacity**

CRE Construction: 41.4% / 100%[1]
CRE Total: 160.1% / 300%[1]

[1]Thresholds used by regulators to assess the risk level of a bank's loan portfolio.

Year End 2024 Highlights

Loan growth of $368 million or 2.9%

- **Balanced commercial loan growth - $243 million**
  - C&I – Regional Banking - $473 million
  - C&I - Sponsor Finance – ($29) million
  - Public Finance - $103 million
- **Total Resi Mtg & Cons. - $125 million**
  - Mortgage growth of $85 million, primarily portfolio ARMs.



Other
16.1%
IL
6.3%
OH
12.3%
MI
21.2%
IN
44.1%

Geography

83.9% of borrowers within four state Midwest geography

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19

Loan Portfolio Insights

Commercial

C&I


Manufacturing 21.0%
Finance & Insurance 10.8%
Wholesale Trade 10.8%
Other Admin Services 10.0%
Retail Trade 7.6%
Professional Service 6.5%
Construction 4.0%
Transp./Warehouse 4.0%
Specialty Trade 3.9%
Inv Residential RE 3.5%
Top Industries % of C&I loans

C&I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization 4Q24 at 46.0% from 45.0% 3Q24
- Shared National Credits:
  - $889.9 million to 80 Borrowers, $11.1 million average balance
  - Top borrowers in Manufacturing, Wholesale Trade, Agriculture, and Rental and Leasing
- $54.1 million of SBA guaranteed loans

C&I - Sponsor Finance

- $765.4 million in loans to 85 companies in a diversity of industries
- Senior Debt/Adj. EBITDA < 3.0X ~79%
- Total Debt/Adj. EBITDA < 4.0X ~80%
- FCCR > 1.50X ~66%
- ~5.2% Classified (as a % of portfolio)
- Excellent credit history with ~$12 million in total losses on ~$1.7B of funded loans over 10-year history of group

Construction Finance

- $143.7 million Resi Real Estate Construction
- $648.4 million CRE Construction[3]

($M)	Balance	Commit.	% CRE Construction[3]	Commit. QoQ $ Change
Multi-Family	$ 488	$ 877	75.2%	$ (7)
Self Storage	$ 35	$ 73	5.4%	$ 13
Land/Land dev	$ 32	$ 36	4.9%	$ (3)
Office-General	$ 9	$ 20	1.3%	$ 5
Office-Medical	$ 1	$ 1	0.1%	$ (18.5)

Mortgage & Consumer

Home Equity / Other Consumer

- > 95.7% of $719.6 million in consumer loans had a credit score exceeding 669 at origination[1]

Residential Mortgage

- $261 million residential mortgage secured, related to commercial loan relationships
- $2.1 billion residential mortgage loans
  - > 91.1% of $1.9 billion in residential portfolio loans had a credit score at origination exceeding 669[2]

First Merchants Corporation
Helping you prosper

[1]Excludes ~13% of loans where origination data is unavailable
[2]Excludes ~13% of residential loans where origination data is unavailable
[3]Includes Construction, Land, & Land Development

20

Office - Maturities Loan Portfolio Insights (continued) 21 Total Loans $12.9 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are 52.0% of total office with WALTV of ~63.6 at origination ▪ Largest NOO Office $25.0 million, medical office, 67.2% LTV ▪ 2nd largest $24.6 million, 40% owner occupied Office Maturities $242.8 Million Office % Total Loans

Asset Quality 22 Asset Quality Trends ($M) 4Q24 Highlights Non-Accruals: ▪ Non-accruals up $14.7 million with NPAs + 90 days $84.6 million or 66 basis point ▪ Largest: Multi-family, Nursing Care Facility, and Construction Charge-offs: ▪ ~$770 thousand net charge-offs; ▪ $1.1 million related to Transportation losses in prior quarters now fully charged-off ▪ ~$1.2 million recovered from 2Q C&I Home Décor Manufacturing charge-off

Nonperforming Assets 23 Nonperforming Assets Roll Forward ($M) Non-Accrual Migration: ▪ Single relationship accounted for $22 million of the $42.9 million new non-accrual balances ▪ $25.5 million reduction in non-accrual ▪ 90 days past due decreased $8.2 million 4Q24 Highlights 1Q24 2Q24 3Q24 4Q24 2024 1. Beginning Balance NPAs + 90PD 58.6$ 70.2$ 68.4$ 78.4$ 58.6$ Non-Accrual 2. Add: New Non-Accruals 17.7 51.6 13.2 42.9 125.4 3. Less: To Accrual or Payoff (5.6) (11.2) (7.9) (25.5) (50.2) 4. Less: To OREO - (0.1) (0.5) (0.1) (0.7) 5. Less: Charge-offs (3.2) (40.9) (7.6) (2.6) (54.3) 6. Non-Accrual Loans Change 8.9 (0.6) (2.8) 14.7 20.2 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.1 0.5 0.1 0.8 8. Less: ORE Sold - (0.2) (0.1) (0.4) (0.7) 9. Less: ORE Losses (write-downs) - - - - - 10. ORE Change 0.1 (0.1) 0.4 (0.3) 0.1 11. 90PD Change 2.6 (1.1) 12.4 (8.2) 5.7 12. NPAs + 90PD Change 11.6 (1.8) 10.0 6.2 26.0 13. Ending Balance NPAs + 90PD 70.2$ 68.4$ 78.4$ 84.6$ 84.6$

$1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Track Record of Shareholder Value 24 10-Year Total Return (2014-2024) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2014-2024: 7.5% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2014-2024: 17.0% 1 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 TBVPS TBVPS Without AFS OCI CAGR 2014-2024: 7.0% Adjusted CAGR1 8.5% $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 230.09% 200.33% FRME KBW NASDAQ Regional Banking Index

History of Organic and Whole Bank Acquisition Growth 25 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($269 M) ($483 M) ($1.1 B)

Vision for the Future 26 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Drive engagement through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Continued investment in the digitization of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

27 APPENDIX

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars in Thousands, Except Per Share Amounts)	4Q23	1Q24	2Q24	3Q24	4Q24	2022	2023	2024
Net Income Available to Common Stockholders - GAAP	$ 42,010	$ 47,472	$ 39,456	$ 48,719	$ 63,880	$ 220,683	$ 221,911	$ 199,527
Adjustments:								
PPP loan income	(7)	-	-	-	-	(3,207)	(49)	-
Net realized losses/(gains) on sales of available for sale securities	2,317	2	49	9,114	11,592	(1,194)	6,930	20,757
Gain on branch sale	-	-	-	-	(19,983)	-	-	(19,983)
Acquisition-related expenses	-	-	-	-	-	16,531	-	-
Acquisition-related provision expense	-	-	-	-	-	16,755	-	-
Non-core expenses[1,2,3]	12,682	3,481	-	-	762	-	12,682	4,243
Tax on adjustments	(3,652)	(848)	(12)	(2,220)	1,851	(7,084)	(4,767)	(1,229)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 53,350	$ 50,107	$ 39,493	$ 55,613	$ 58,102	$ 242,484	$ 236,707	$ 203,315
Average Diluted Common Shares Outstanding	59,556	59,273	58,328	58,289	58,247	57,950	59,489	58,533
Diluted Earnings Per Common Share - GAAP	$ 0.71	$ 0.80	$ 0.68	$ 0.84	$ 1.10	$ 3.81	$ 3.73	$ 3.41
Adjustments:								
PPP loan income	-	-	-	-	-	(0.06)	-	-
Net realized losses/(gains) on sales of available for sale securities	0.04	-	-	0.15	0.20	(0.02)	0.12	0.35
Gain on branch sale	-	-	-	-	(0.34)	-	-	(0.34)
Acquisition-related expenses	-	-	-	-	-	0.28	-	-
Acquisition-related provision expense	-	-	-	-	-	0.30	-	-
Non-core expenses[1,2,3]	0.21	0.06	-	-	0.01	-	0.21	0.07
Tax on adjustments	(0.06)	(0.01)	-	(0.04)	0.03	(0.12)	(0.08)	(0.02)
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 0.90	$ 0.85	$ 0.68	$ 0.95	$ 1.00	$ 4.19	$ 3.98	$ 3.47

[1]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale..
[2]Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.
[3]Non-core expenses in 4Q23 included $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

First Merchants Corporation
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28

Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	4Q23	1Q24	2Q24	3Q24	4Q24	2022	2023	2024
Net Interest Income (GAAP)	$ 130,064	$ 127,063	$ 128,571	$ 131,110	$ 134,370	$ 520,203	$ 545,401	$ 521,114
Other Income (GAAP)	26,443	26,638	31,334	24,866	42,742	107,941	105,601	125,580
Total Revenue	156,507	153,701	159,905	155,976	177,112	628,144	651,002	646,694
Less: Other Expenses (GAAP)	(108,103)	(96,935)	(91,412)	(94,628)	(96,289)	(355,716)	(388,270)	(379,266)
Add: Net Realized Losses on Sales of Available for Sale Securities	2,317	2	49	9,114	11,592	(1,194)	6,930	20,757
Add: Gain on Branch Sale					(19,983)			(19,983)
Add: Acquisition-Related Expenses (GAAP)	-	-	-	-	-	16,531	-	-
Add: Non-core Expenses[1,2,3] (non-GAAP)	12,682	3,481	-	-	762	-	12,682	4,243
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 63,403	$ 60,249	$ 68,542	$ 70,462	$ 73,194	$ 287,765	$ 282,344	$ 272,445
Average Assets (GAAP)	$ 18,397,200	$ 18,430,521	$ 18,332,159	$ 18,360,580	$ 18,478,303	$ 17,220,002	$ 18,186,507	$ 18,400,495
Average Equity (GAAP)	$ 2,130,993	$ 2,242,139	$ 2,203,361	$ 2,251,547	$ 2,312,270	$ 1,972,445	$ 2,127,262	$ 2,252,491
PTPP/Average Assets (PTPP ROA)	1.38%	1.31%	1.50%	1.54%	1.58%	1.67%	1.55%	1.48%
PTPP/Average Equity (PTPP ROE)	11.90%	10.75%	12.44%	12.52%	12.66%	14.59%	13.27%	12.10%

[1]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale..
[2]Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.
[3]Non-core expenses in 4Q23 included $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

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Non-GAAP 30 NET INTEREST MARGIN ("NIM"), ADJUSTED 4Q23 1Q24 2Q24 3Q24 4Q24 2022 2023 2024 (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 130,063$ 127,063$ 128,571$ 131,110$ 134,370$ 520,203$ 545,400$ 521,114$ Fully Taxable Equivalent ("FTE") Adjustment 5,853 5,795 5,859 5,883 5,788 24,590 23,943 23,326 Net Interest Income (FTE) (non-GAAP) 135,916 132,858 134,430 136,993 140,158 544,793 569,343 544,440 Average Earning Assets (GAAP) 17,222,714$ 17,123,851$ 17,013,984$ 16,990,358$ 17,089,198$ 15,985,691$ 16,991,787$ 17,054,267$ Net Interest Margin (GAAP) 3.02% 2.97% 3.02% 3.09% 3.15% 3.25% 3.21% 3.06% Net Interest Margin (FTE) (non-GAAP) 3.16% 3.10% 3.16% 3.23% 3.28% 3.41% 3.35% 3.19%

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	4Q23	1Q24	2Q24	3Q24	4Q24	2022	2023	2024
Non Interest Expense (GAAP)	$ 108,103	$ 96,935	$ 91,413	$ 94,629	$ 96,289	$ 355,715	$ 388,270	$ 379,266
Less: Intangible Asset Amortization	(2,182)	(1,957)	(1,771)	(1,772)	(1,771)	(8,275)	(8,743)	(7,271)
Less: OREO and Foreclosure Expenses	(1,743)	(534)	(373)	(942)	(227)	(823)	(3,318)	(2,076)
Adjusted Non Interest Expense (non-GAAP)	104,178	94,444	89,269	91,915	94,291	346,617	376,209	369,919
Net Interest Income (GAAP)	130,063	127,063	128,571	131,110	134,370	520,203	545,400	521,114
Plus: Fully Taxable Equivalent Adjustment	5,853	5,795	5,859	5,883	5,788	24,590	23,943	23,326
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	135,916	132,858	134,430	136,993	140,158	544,793	569,343	544,440
Non Interest Income (GAAP)	26,444	26,638	31,334	24,866	42,742	107,941	105,602	125,580
Less: Investment Securities (Gains) Losses	2,317	2	49	9,114	11,592	(1,194)	6,930	20,757
Adjusted Non Interest Income (non-GAAP)	28,761	26,640	31,383	33,980	54,334	106,747	112,532	146,337
Adjusted Revenue (non-GAAP)	164,677	159,498	165,813	170,973	194,492	651,540	681,875	690,777
Efficiency Ratio (non-GAAP)	**63.26%**	**59.21%**	**53.84%**	**53.76%**	**48.48%**	**53.20%**	**55.17%**	**53.55%**
Adjusted Non Interest Expense (non-GAAP)	104,178	94,444	89,269	91,915	94,291	346,617	376,209	369,919
Acquisition-related expenses	-	-	-	-	-	(16,531)	-	-
Non-core expenses[1,2]	(12,682)	(3,481)	-	-	(762)	-	(12,682)	(4,243)
Adjusted Non Interest Expense Excluding Non-Core Expenses (non-GAAP)	91,496	90,963	89,269	91,915	93,529	330,086	363,527	365,676
Adjusted Revenue (non-GAAP)	164,677	159,498	165,813	170,973	194,492	651,540	681,875	690,777
Less: Gain on Branch Sale	-	-	-	-	(19,983)	-	-	(19,983)
Adjusted Revenue Excluding Gain on Branch Sale (non-GAAP)	164,677	159,498	165,813	170,973	174,509	651,540	681,875	670,794
Adjusted Efficiency Ratio (non-GAAP)	**55.56%**	**57.03%**	**53.84%**	**53.76%**	**53.60%**	**50.66%**	**53.31%**	**54.51%**

[1]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale..
[2]Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.
[3]Non-core expenses in 4Q23 included $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

First Merchants Corporation
Helping you prosper

31

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	4Q22	4Q23	1Q24	2Q24	3Q24	4Q24
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	2,034,770	2,247,713	2,224,803	2,212,525	2,302,373	2,304,983
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	239,151	175,970	198,029	211,979	151,825	188,685
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	25,000	25,000	25,000	25,000	25,000	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(738,206)	(731,315)	(729,734)	(728,321)	(726,907)	(725,504)
Less: Disallowed Deferred Tax Assets	(337)	(131)	(340)	(282)	(257)	(571)
Add: Modified CECL Transition Amount	23,028	11,514	-	-	-	-
Total Tier 1 Capital (Regulatory)	$ 1,558,281	$ 1,703,626	$ 1,692,633	$ 1,695,776	$ 1,726,909	$ 1,767,468
Qualifying Subordinated Debentures	143,103	132,174	98,176	78,236	78,205	72,040
Allowance for Loan Losses includible in Tier 2 Capital	180,870	185,324	185,639	189,697	189,366	190,854
Total Risk-Based Capital (Regulatory)	$ 1,882,254	$ 2,021,124	$ 1,976,448	$ 1,963,709	$ 1,994,480	$ 2,030,362
Net Risk-Weighted Assets (Regulatory)	$ 14,392,671	$ 14,787,474	$ 14,818,838	$ 15,161,104	$ 15,132,640	$ 15,249,287
Total Risk-Based Capital Ratio (Regulatory)	**13.08%**	**13.67%**	**13.34%**	**12.95%**	**13.18%**	**13.31%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,558,281	$ 1,703,626	$ 1,692,633	$ 1,695,776	$ 1,726,909	$ 1,767,468
Less: Qualified Capital Securities	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,533,281	$ 1,678,626	$ 1,667,633	$ 1,670,776	$ 1,701,909	$ 1,742,468
Net Risk-Weighted Assets (Regulatory)	$ 14,392,671	$ 14,787,474	$ 14,818,838	$ 15,161,104	$ 15,132,640	$ 15,249,287
Common Equity Tier 1 Capital Ratio (Regulatory)	**10.65%**	**11.35%**	**11.25%**	**11.02%**	**11.25%**	**11.43%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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32

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	4Q22	4Q23	1Q24	2Q24	3Q24	4Q24
Total Stockholders' Equity (GAAP)	$ 2,034,770	$ 2,247,713	$ 2,224,803	$ 2,212,525	$ 2,302,373	$ 2,304,983
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(747,844)	(739,101)	(737,144)	(735,373)	(733,601)	(731,830)
Tangible Common Equity (non-GAAP)	$ 1,261,801	$ 1,483,487	$ 1,462,534	$ 1,452,027	$ 1,543,647	$ 1,548,028
Total Assets (GAAP)	$ 18,002,199	$ 18,405,887	$ 18,317,803	$ 18,303,423	$ 18,347,552	$ 18,311,969
Less: Intangible Assets	(747,844)	(739,101)	(737,144)	(735,373)	(733,601)	(731,830)
Tangible Assets (non-GAAP)	$ 17,254,355	$ 17,666,786	$ 17,580,659	$ 17,568,050	$ 17,613,951	$ 17,580,139
Tangible Common Equity Ratio (non-GAAP)	**7.31%**	**8.40%**	**8.32%**	**8.27%**	**8.76%**	**8.81%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q14	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20
Total Stockholders' Equity (GAAP)	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)
Tax Benefit	6,085	6,278	5,930	6,788	5,017	7,257	5,989
Tangible Common Equity, Net of Tax (non-GAAP)	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616
Common Shares Outstanding	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359
Tangible Common Equity per Share (non-GAAP)	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**

Tangible Common Equity Per Share	4Q21	4Q22	4Q23	1Q24	2Q24	3Q24	4Q24
Total Stockholders' Equity (GAAP)	$ 1,912,571	$ 2,034,770	$ 2,247,713	$ 2,224,803	$ 2,212,525	$ 2,302,373	$ 2,304,983
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(570,860)	(747,844)	(739,101)	(737,144)	(735,373)	(733,601)	(731,830)
Tax Benefit	4,875	7,702	5,819	5,398	5,020	4,642	4,263
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,346,461	$ 1,269,503	$ 1,489,306	$ 1,467,932	$ 1,457,047	$ 1,548,289	$ 1,552,291
Common Shares Outstanding	53,410,411	59,170,583	59,424,122	58,564,819	58,045,653	58,117,115	57,974,535
Tangible Common Equity per Share (non-GAAP)	**$ 25.21**	**$ 21.45**	**$ 25.06**	**$ 25.07**	**$ 25.10**	**$ 26.64**	**$ 26.78**

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33

Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2014	2015	2016	2017	2018	2019	2020	2021
Total Average Stockholders' Equity (GAAP)	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,866,632
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,512)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,298,995
Net Income Available to Common Stockholders (GAAP)	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 205,531
Plus: Intangible Asset Amortization, Net of Tax	1,395	1,720	2,542	3,670	5,307	4,736	4,730	4,540
Tangible Net Income (non-GAAP)	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 210,071
Return on Tangible Common Equity (non-GAAP)	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.17%**

Return on Tangible Common Equity	2022	4Q23	2023	1Q24	2Q24	3Q24	4Q24	2024
Total Average Stockholders' Equity (GAAP)	$ 1,972,445	$ 2,130,993	$ 2,127,262	$ 2,242,139	$ 2,203,361	$ 2,251,547	$ 2,312,270	$ 2,252,491
Less: Average Preferred Stock	(18,875)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(699,803)	(734,007)	(736,601)	(732,432)	(730,980)	(729,581)	(728,218)	(730,295)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,253,767	$ 1,371,861	$ 1,365,536	$ 1,484,582	$ 1,447,256	$ 1,496,841	$ 1,558,927	$ 1,497,071
Net Income Available to Common Stockholders (GAAP)	$ 220,683	$ 42,010	$ 221,911	$ 47,472	$ 39,456	$ 48,719	$ 63,880	$ 199,527
Plus: Intangible Asset Amortization, Net of Tax	6,537	1,724	6,906	1,546	1,399	1,399	1,399	5,744
Tangible Net Income (non-GAAP)	$ 227,220	$ 43,734	$ 228,817	$ 49,018	$ 40,855	$ 50,118	$ 65,279	$ 205,271
Return on Tangible Common Equity (non-GAAP)	**18.12%**	**12.75%**	**16.76%**	**13.21%**	**11.29%**	**13.39%**	**16.75%**	**13.71%**

First Merchants Corporation
Helping you prosper

34